UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2011

Computer Vision Systems Laboratories Corp
(Exact name of registrant as specified in its charter)

Delaware	00-52818	98-0534701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Plaza Real South, Suite 201S, Boca Raton, FL 33432
(Address of principal executive offices) (zip code)

(440) 759-7470
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Directors of Computer Vision Systems Laboratories Corp formerly Cardio Vascular Medical Device Corp.  is referred to herein as “us”, “we” or “our”.

5.02 Election of Directors
On May 25, 2011, our Board of Directors and shareholders by written consent approved the election of Thomas DiCicco and Michael DiCicco to our Board of Directors which became effective on June 27, 2011, twenty days after the filing of our Definitive Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934.

Name	Age	Position
Thomas DiCicco	60	President, Director
Michael DiCicco	33	Vice-President and Director

Thomas DiCicco
Mr. Thomas DiCicco has served as Chief Executive Officer of Infrared Sciences Corp. since its formation in September, 1999. Prior to founding the Infrared Sciences (and again presently), he was a Founder and Vice President of Globecomm Systems Inc., a public satellite communications company [NASDAQ: GCOM]. Mr. DiCicco has over 41 years of experience in military and commercial electronics with over 33 years of experience specifically in the satellite telecommunications engineering field. From 1978 to 1994, Mr. DiCicco was responsible for the design and development of satellite communications earth terminals and products while employed by Comtech Laboratories and then with Satellite Transmission Systems. During prior employment at Airborne Instruments Laboratory from 1970 to 1978, Mr. DiCicco gained an extensive background in military electronic systems, including digital signal processing systems, IFF and microwave landing systems. Mr. DiCicco holds a Bachelor of Science in Electrical Engineering from Hofstra University and is a US Patent holder. We believe that Mr. DiCicco’s experience in electrical engineering will bring valuable experience to the development of our technologies and planned products.

Michael DiCicco
Mr. Michael DiCicco has been a Marketing Consultant since November, 2009. Mr. DiCicco has over 15 years of experience in finance and medical marketing with over 7 years of experience specifically in the medical and Internet marketing fields. Mr. DiCicco served as Chief Marketing Officer of TodayMD, an online medical marketing firm in Miami, FL from 2005 until 2009. Prior to his Internet marketing experience, from 1998 until to 2005 he served as Vice President of Investments with J. P. Turner & Co., and as a Money Manager and Financial Advisor of several boutique investment firms. Mr. DiCicco holds a Bachelor of Science in Management from Florida Atlantic University. We believe that Mr. DiCicco’s experience in medical marketing will serve to enhance our future marketing programs of our planned products.

Family Relationships and Other Matters
Our President and Director, Thomas DiCicco, is the father of Michael DiCicco, our vice president and Director.

Legal Proceedings
No officer, director, or persons nominated for such positions, promoter or significant employee has been involved in the last ten years in any of the following:

(i) Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(ii) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(iii) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

(iv) Being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(v) Having any government agency, administrative agency, or administrative court impose an administrative finding, order, decree, or sanction against them as a result of their involvement in any type of business, securities, or banking activity;

(vi) Being the subject of a pending administrative proceeding related to their involvement in any type of business, securities, or banking activity; and/or

(vii) Having any administrative proceeding been threatened against them related to their involvement in any type of business, securities, or banking activity.

Corporate Governance and Board Committees
Our Board of Directors has not established an audit, executive or director compensation committee, nominating or governance committees as standing committees or other board committee performing equivalent functions. Our Board of Directors does not have an executive committee or committees performing similar functions. The three members of our Board of Directors will participate in discussions concerning the matters that are performed by these committees.

No Director Independence
We are not currently listed on a national securities exchange or in an inter-dealer quotation system that has requirements that a majority of the board of directors be independent. Our Board of Directors has determined that no members of the Board are “independent” under the definition set forth in the listing standards of the NASDAQ Stock Market, Inc., which is the definition that our Board of Directors has chosen to use for the purposes of the determining independence, as the OTC Bulletin Board does not provide such a definition. Therefore, none of our current Board members are independent.

Other Directorships
None of our directors are officers and directors of other Securities and Exchange Commission reporting companies.

Conflicts of Interest
Our directors are not obligated to commit their full time and attention to our business; accordingly, they may encounter a conflict of interest in allocating their time between our operations and those of other businesses. In the course of their other business activities, they may become aware of investment and business opportunities which may be appropriate for presentation to us as well as other entities to which they owe a fiduciary duty. As a result, they may have conflicts of interest in determining to which entity a particular business opportunity should be presented. They may also in the future become affiliated with entities or engaged in business activities similar to those we intend to conduct.

In general, officers and directors of a corporation are required to present business opportunities to a corporation if:
(i) the corporation could financially undertake the opportunity;
(ii) the opportunity is within our line of business; and
(iii) it would be unfair to the corporation and its stockholders not to bring the opportunity to the attention of the corporation.

Code of Ethics
We have not yet adopted a Code of Ethics. We plan to adopt a Code of Ethics that obligates our directors, officers and employees to disclose potential conflicts of interest and prohibits those persons from engaging in such transactions without our consent.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

As more fully described in our Definitive Information Statement filed with the Securities and Exchange Commission on June 6, 2011, as of June 27, 2011 the following corporate changes and amendments to our articles of incorporation became effective:

(i) our name became Computer Vision Systems Laboratories Corp;
(ii) we became a Florida Corporation; and
(iii) we became authorized to issue 490,000,000 shares of common stock and 10,000,000 shares of “blank check” preferred stock.

A copy of our Florida Articles of Incorporation and Bylaws are filed as Exhibit 3.4 and 3.5 to this report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As more fully described in our Definitive Information Statement filed with the Securities and Exchange Commission on June 6, 2011,  the proposals below were approved by the written consent of our stockholders on May 25, 2011 and became effective June 27, 2011”
(i) our name became Computer Vision Systems Laboratories Corp
(ii) Thomas DiCicco and Michael DiCicco became the two members of our Board of Directors;
(iii) Peter Messineo was approved as our independent auditor for the year ending December 31, 2011;
(iii) we became a Florida Corporation; and
(iv) we became authorized to issue 490,000,000 shares of common stock and 10,000,000 shares of “blank check” preferred stock.
Our common shares will continue to be quoted on the OTCQB under the ticker symbol “CVLS”.

Item 9.01 Financial Statements and Exhibits

Exhibit Number                                           Description
3.4	Florida Articles of Incorporation
3.5	Florida Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Computer Vision Systems Laboratories Corp

Dated: June 28, 2011	By:	/s/ Thomas DiCicco
Thomas DiCicco
President and Chief Executive Officer